ONECAP

                    A Nevada Corporation

                         Exhibit 10k

 Advertising Agreement with "Southern Nevada Homes Magazine"

                    Dated April 15, 2000



Southern Nevada Homes Magazine

A Monthly Publication of the Las Vegas Review-Journal

Insertion Order

Advertising Name: OneCap                          Date:   April 5,
                                                  2000
Tagline:                           Account
                                   Number:
SPECIAL INSTRUCTIONS

NEW HOME COMMUNITIES, REALTORS, LOT, CUSTOM HOME AD SIZES &
POSITIONS
Cover:                      Front    Back    Inside  Inside
                                             Front   Back
Pages:            Double    v   One   1/3 page   1/6 Page
                  Truck     Page      (Black)
North:            Builder   Move-In   Grand      Realtor   Custom
                                      Opening
East:             Builder   Move-In   Grand      Realtor   Custom
                                      Opening
West:             Builder   Move-In   Grand      Realtor   Custom
                                      Opening
                  Builder   Move-In   Grand      Realtor   Custom
                                      Opening

SERVICES DIRECTORY AD SIZES
Page:              Double    One Page  1/2 Page  1/4 Page
                   Track               (Black)
Service Directory:           (Categor
                             y)

COPY, ARTWORK
Copy                         Attached  To Come:  Date      Format
Photo/Artwork                Attached  To Come:  Date      Format
Logo                         Attached  To Come:  Date      Format

INSERTIONS
1X    3X    6X    12X   To Begin with       /s/ May through December
                        (cover date)
(JAN (FEB  (MAR  (APR  (MAY  (JUN (JUL  (AUG  (SEP  (OCT  (NOV  (DEC
     MULTI-INSERTION PER ISSUE              Cost Per           $
     DISCOUNT                               Insertion          1440
                                    Total Cost of        $1440/MO.
                                    Advertisement:

RESPONSIBLE PARTY
Company      OneCap                      Agency
Name:
Attention    Dana Rogers   VISA          MC       Other   Date Exp.
Billing     1025 East       Credit Card #
Address     Twain #3
City        State Zip       Name On Card
Phone       Fax                              Signature
PO#                         Check Attached   Billing
                                             Address
Authorized        /s/ Dana
Signature         Rogers
Billing Instructions
Accepted for the S.N.H.M. by (Authorized Signature)    /s/